EXHIBIT 10.22

THE SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “ACT”), AND ARE PROPOSED TO BE ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT PROVIDED BY REGULATION S PROMULGATED UNDER THE ACT. UPON ANY SALE, SUCH SECURITIES MAY NOT BE REOFFERED FOR SALE OR RESOLD OR OTHERWISE TRANSFERRED EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S, PURSUANT TO AN EFFECTIVE REGISTRATION UNDER THE ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE ACT. HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE ACT.

REGULATION S SUBSCRIPTION AGREEMENT

(FOR NON-U.S. SUBSCRIBERS)

THIS AGREEMENT is made effective as of the date of acceptance set forth on the execution page to this Agreement.

BETWEEN:

MOBILEMAIL (US) INC., a Nevada corporation

(hereinafter called the “Company”)

OF THE FIRST PART

AND:

THE SUBSCRIBER LISTED ON THE EXECUTION PAGE TO THIS AGREEMENT

(hereinafter called the “Subscriber”)

OF THE SECOND PART

NOW THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

ARTICLE 1
DEFINITIONS

1.1                     Definitions. The following terms will have the following meanings for all purposes of this Agreement:

(a)           “Agreement” shall mean this Agreement, and all schedules and amendments to the Agreement;

(b)           “Common Stock” means the Common Stock of the Company with a par value of $0.001 per share;

(c)           “Disclosure Statement” means the disclosure statement prepared by the Company in connection with the Offering, a copy of which has been delivered to the Subscriber;

(d)           “Exchange Act” shall mean the United States Securities Exchange Act of 1934, as amended;

(e)           “Subscriber” shall mean the Subscriber executing the signature page to this Agreement;

(f)           “Offering” shall mean the offering of up to 4,000,000 shares of Common Stock by the Company;

(g)           “SEC” shall mean the United States Securities and Exchange Commission;

(h)           “Securities Act” shall mean the United States Securities Act of 1933, as amended;

(i)           “Shares” means those Common Stock to be purchased by the Subscriber, as indicated on the signature page to this Agreement; and

(j)           “Subscription Price” means the subscription price of $0.25 per Share payable by the Subscriber to the Company in consideration for the purchase and sale of the Shares in accordance with Section 2.1 of this Agreement.

1.2                     Schedules. The following schedules are attached to and form part of this Agreement:

                          Schedule A Definition of U.S. Person

1.3                     Currency. All dollar amounts referred to in this agreement are in United States funds, unless expressly stated otherwise.

ARTICLE 2
PURCHASE AND SALE OF SHARES

2.1                     Agreement to Subscribe. Subject to the terms and conditions of this Agreement, upon execution of this Agreement the Subscriber irrevocably subscribes for and agrees to purchase from the Company such number of Shares as is set forth upon the signature page hereof at the Subscription Price.

2.2                     Completion Date. The parties hereto agree that Subscriber’s subscription is irrevocable however the date of completion (the “Completion Date”) of the Subscriber’s subscription will be at such time prior to December 31, 2006 as may be determined by the Subscriber on providing the Company with written notice and the Subscription Price. Five business days following the Company’s receipt of such written notice and Subscription Price, the subscription will complete. The parties agree that should notice the Completion Date not have been delivered to the Company on or before December 24, 2006, the Company shall immediately provide the Subscriber with written notice that the Subscriber’s subscription will complete on December 31, 2006. Upon receipt of such notice from the Company, the Subscriber agrees to forthwith deliver to the Company the Subscription Price.

2.3                     Acceptance by Company. Upon execution of this Agreement by the Company, the Company agrees to sell such Shares to the Subscriber for the Subscription Price.

2.4                     Compliance with Securities Laws. Any acceptance by the Company of the Subscription is conditional upon compliance with all securities laws and other applicable laws of the jurisdiction in which the Subscriber is resident. Each Subscriber will deliver to the Company all other documentation, agreements, representations and requisite government forms required by the lawyers for the Company as required to comply with all securities laws and other applicable laws of the jurisdiction of the Subscriber.

2.5                     Conditional Loan Pending Subscription. Pending acceptance of this subscription by the Company, all funds paid by the Subscriber may be made available to the Company for its corporate purposes subject to the prior written approval of the Subscriber.

2.6                     Delivery of Certificates. The Subscriber hereby authorizes and directs the Company to deliver the securities to be issued to such Subscriber pursuant to this Agreement to the Subscriber’s address indicated on the signature page of this Agreement or as may otherwise be directed by the Subscriber.

2.7                     No Minimum Subscription. The Subscriber acknowledges and agrees that the subscription for the Shares and the Company’s acceptance of the subscription is not subject to any minimum subscription for the Offering.

ARTICLE 3
AGREEMENTS, REPRESENTATIONS AND WARRANTIES OF THE SUBSCRIBER

3.                     Exemption from Registration. The Subscriber acknowledges and agrees that the Shares will be offered and sold to the Subscriber without such offers and sales being registered under the Securities Act and will be issued to the Subscriber in an offshore transaction outside of the United States in accordance with a safe harbour from the registration requirements of the Securities Act provided by Rule 903 of Regulation S of the Securities Act based on the representations and warranties of the Subscriber in this Agreement. As such, the Subscriber further acknowledges and agrees that all Shares will, upon issuance, be “restricted securities” within the meaning of the Securities Act.

3.2                     Resales of Securities. The Subscriber acknowledges that that the Shares may not be offered, resold, pledged or otherwise transferred except through an exemption from registration under the Securities Act or pursuant to an effective registration statement under the Securities Act and in accordance with all applicable state securities laws and the laws of any other jurisdiction. The Subscriber agrees to resell the Shares only in accordance with the provisions of Regulation S of the Securities Act, pursuant to registration under the Securities Act, or pursuant to an available exemption from registration pursuant to the Securities Act. The Subscriber agrees that the Company will refuse to register any transfer of the Shares not made in accordance with the provisions of Regulation S of the Securities Act, pursuant to registration under the Securities Act, pursuant to an available exemption from registration. The Subscriber agrees that the Company may require the opinion of legal counsel reasonably acceptable to the Company in the event of any offer, sale, pledge or transfer of any of the Shares by the Subscriber pursuant to an exemption from registration under the Securities Act.

3.3                     No Requirement to Register. The Subscriber acknowledges and agrees that the Company has no obligation to register the resale of the Shares pursuant to the Securities Act or to otherwise qualify the Shares for resale under any federal, state or provincial securities laws.

3.4                     Hedging Transactions. The Subscriber agrees not to engage in hedging transactions with regard to the Shares unless in compliance with the Securities Act.

3.5                     Share Certificates. The Subscriber acknowledges and agrees that all certificates representing the Shares will be endorsed with the following legend, or such similar legend as deemed advisable by legal counsel for the Company, to ensure compliance with Regulation S of the Securities Act and to reflect the status of the Shares as restricted securities:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT"), AND HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT PROVIDED BY REGULATION S PROMULGATED UNDER THE ACT. SUCH SECURITIES MAY NOT BE REOFFERED FOR SALE OR RESOLD OR OTHERWISE TRANSFERRED EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S, PURSUANT TO AN EFFECTIVE REGISTRATION UNDER THE ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE ACT. HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE ACT.”

3.6                     Representations and Warranties of the Subscriber. The Subscriber, represents and warrants to the Company as follows, and acknowledges that the Company is relying upon such covenants, representations and warranties in connection with the sale of the Shares to the Subscriber:

(a)           The Subscriber is not a “U.S. Person” as defined by Regulation S of the Securities Act, as set forth in Schedule A of this Agreement.

(b)           The Subscriber is not acquiring the Shares for the account or benefit of a U.S. Person.

(c)           The Subscriber was not in the United States at the time the offer to purchase the Shares was received or at the time this Agreement was executed.

(d)           The Subscriber has such knowledge, sophistication and experience in business and financial matters such that it is capable of evaluating the merits and risks of the investment in the Shares. The Subscriber has evaluated the merits and risks of an investment in the Shares. The Subscriber can bear the economic risk of this investment, and is able to afford a complete loss of this investment.

(e)           The Subscriber acknowledges that the Company is in the early stages of development of its business and the Company’s success is subject to a number of significant risks, including the risk that the Company will not be able to finance its plan of operations and that the Company’s business plan will not succeed. The Subscriber acknowledges that any forward-looking information provided by the Company to the Subscriber are subject to risks and uncertainties and that the Company’s actual results may differ materially from the results anticipated.

(f)           The Shares will be acquired by the Subscriber for investment for the Subscriber's own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that the Subscriber has no present intention of selling, granting any participation in, or otherwise distributing the same. The Subscriber does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to any of the Shares.

(g)           The Subscriber has received or has had full opportunity to review the Company’s continuous disclosure record filed with the US Securities & Exchange Commission under their EDGAR program. The Subscriber has had full opportunity to ask questions and receive answers from representatives of the Company regarding the Company, the terms and conditions of the Offering and the business, properties, prospects and financial condition of the Company, each as is necessary to evaluate the merits and risks of investing in the Shares. The Subscriber believes it has received all the information it considers necessary or appropriate for deciding whether to purchase the Shares. The Subscriber has had full opportunity to discuss this information with the Subscriber’s legal and financial advisers prior to execution of this Agreement.

(h)           The Subscriber represents that it is familiar with SEC Rule 144, as presently in effect, and understands the resale limitations imposed thereby and by the Securities Act.

(i)           The Subscriber has satisfied himself or herself as to the full observance of the laws of his or her jurisdiction in connection with any invitation to subscribe for the Shares or any use of this Agreement, including (i) the legal requirements within his jurisdiction for the purchase of the Shares; (ii) any foreign exchange restrictions applicable to such purchase; (iii) any governmental or other consents that may need to be obtained; (iv) the income tax and other tax consequences, if any, that may be relevant to an investment in the Shares; and (v) any restrictions on transfer applicable to any disposition of the Shares imposed by the jurisdiction in which the Subscriber is resident.

(j)           The Subscriber has not purchased the Shares as a result of any form of general solicitation or general advertising, including advertisements, articles, notices or other communications published in any newspaper, magazine or similar media or broadcast over radio, television or other form of telecommunications, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising.

(k)           This Agreement has been duly authorized, validly executed and delivered by the Subscriber.

ARTICLE 4
REPRESENTATIONS AND WARRANTIES OF THE COMPANY

4.1                     Representations and Warranties of the Company. The Company represents and warrants to the Subscriber and acknowledges that the Subscriber is relying upon such representations and warranties in connection with the execution, delivery and performance of this Agreement:

(a)           The Company is a corporation duly incorporated and in good standing under the laws of the State of Nevada, and has the requisite corporate power and authority to conduct its business as it is currently being conducted, to enter into this Agreement and to sell the Shares to the Subscriber.

(b)           The execution and delivery by the Company of this Agreement has been duly authorized by all necessary action on the part of the Company, and no further consent or action is required by the Company, its board of directors or its stockholders.

(c)           The issuance of the Shares has been duly authorized by all necessary corporate action of the Company.

(d)           Upon payment of the subscription price and issuance in accordance with the terms and conditions of this Agreement, the Shares will be validly issued, fully paid and non-assessable shares of the Company’s common stock.

(e)           The existing stockholders of the Company have no pre-emptive or similar rights to purchase shares of Common Stock from the Company.

(f)           The issue and sale of the Shares by the Company does not and will not conflict with, and does not and will not result in a breach of, any of the terms of its Articles of Incorporation or Bylaws or any agreement or instrument to which the Company is a party.

ARTICLE 5
MISCELLANEOUS PROVISIONS

5.1                     Effectiveness of Representations; Survival. Each party is entitled to rely on the representations, warranties and agreements of each of the other parties and all such representation, warranties and agreement will be effective regardless of any investigation that any party has undertaken or failed to undertake. The representation, warranties and agreements will survive the purchase and sale of the Shares.

5.2                     Further Assurances. Each of the parties hereto will cooperate with the others and execute and deliver to the other parties hereto such other instruments and documents and take such other actions as may be reasonably requested from time to time by any other party hereto as necessary to carry out, evidence, and confirm the intended purposes of this Agreement.

5.3                     Amendment. This Agreement may not be amended except by an instrument in writing signed by each of the parties.

5.4                     Expenses. Each party to this Agreement will bear its respective expenses incurred in connection with the preparation, execution, and performance of this Agreement and the transactions contemplated hereby, including all fees and expenses of agents, representatives, counsel, and accountants.

5.5                     Entire Agreement. This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and supersede all prior arrangements and understandings, both written and oral, expressed or implied, with respect thereto. Any preceding correspondence or offers are expressly superseded and terminated by this Agreement.

5.6                     Severability. If one or more provisions of this Agreement is held to be unenforceable under applicable law, such provision will be excluded from this Agreement and the balance of this Agreement will be enforceable in accordance with its terms.

5.7                     Notices. All notices and other communications required or permitted under to this Agreement must be in writing and will be deemed given if sent by personal delivery, faxed with electronic confirmation of delivery, internationally-recognized express courier or registered or certified mail (return receipt requested), postage prepaid, to the parties at the following addresses (or at such other address for a party as will be specified by like notice):

If to the Investor:

AT THE ADDRESS SET FORTH ON THE
SIGNATURE PAGE TO THIS AGREEMENT

If to the Corporation:

Mobilemail (US) Inc.
Suite 5.18, MLS Business Centre, 130 Shaftesbury Avenue, London, England, W1D 5EU
Facsimile: +44-20-7031-1199
Attention: Gary Flint, President and Chief Executive Officer

All such notices and other communications will be deemed to have been received (a) in the case of personal delivery, on the date of such delivery, (b) in the case of a fax, when the party sending such fax has received electronic confirmation of its delivery, (c) in the case of delivery by internationally-recognized express courier, on the business day following dispatch and (d) in the case of mailing, on the fifth business day following mailing.

5.8                     Headings. The headings contained in this Agreement are for convenience purposes only and will not affect in any way the meaning or interpretation of this Agreement.

5.9                     Benefits. This Agreement is and will only be construed as for the benefit of or enforceable by those persons party to this Agreement.

5.10                   Assignment. This Agreement may not be assigned (except by operation of law) by any party without the consent of the other parties.

5.11                   Governing Law. This Agreement will be governed by and construed in accordance with the laws of the State of Nevada applicable to contracts made and to be performed therein.

5.12                   Construction. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rule of strict construction will be applied against any party.

5.13                   Electronic Means. Delivery of an executed copy of this Agreement by electronic facsimile transmission or other means of electronic communication capable of producing a printed copy

[The remainder of this page has been left intentionally blank]

will be deemed to be execution and delivery of this Agreement as of the date of its acceptance by the Company.

5.14                   Schedules and Exhibits. The schedules and exhibits are attached to this Agreement and incorporated herein.

5.15                   Counterparts. This Agreement may be executed in one or more counterparts, all of which will be considered one and the same agreement and will become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties, it being understood that all parties need not sign the same counterpart.

IN WITNESS WHEREOF, this Subscription Agreement is executed as of the day and year first written above.

Number of Shares Subscribed for:	4,000,000

Subscription Price (per Share):	$0.25 per Share

Total Subscription Price:	US$1,000,000

Signature of Subscriber or Authorized Signatory	/s/ Annabelle Jean-Louis
of Subscriber:

Name of Authorized Signatory of	Annabelle Jean-Louis
Subscriber (if applicable):

Title of Authorized Signatory of
Subscriber (if applicable):

Name of Subscriber:	Pan-European Consortium Ltd.

Address of Subscriber:	Room 1, Salamat house, La Pourdriere Lane

Victoria, Mahe, Seychelles

ACCEPTED BY:

MOBILEMAIL (US) INC.

Signature of Authorized Signatory:	/s/ Gary Flint

Name of Authorized Signatory:	Gary Flint

Position of Authorized Signatory:	President and CEO

Date of Acceptance:	September 19, 2006

SCHEDULE A

DEFINITION OF U.S. PERSON

A “U.S. Person” is defined by Regulation S of the Act to be any person who is:

(a)	any natural person resident in the United States;

(b)	any partnership or corporation organized or incorporated under the laws of the United States;

(c)	any estate of which any executor or administrator is a U.S. person;

(d)	any trust of which any trustee is a U.S. person;

(e)	any agency or branch of a foreign entity located in the United States;

(f)	any non-discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporate, or (if an individual) resident in the United States; and

(g)	any partnership or corporation if:

(i) organized or incorporated under the laws of any foreign jurisdiction; and

(ii)

formed by a U.S. person principally for the purpose of investing in securities not registered under the Act, unless it is organized or incorporated, and owned, by accredited Subscribers [as defined in Section 230.501(a) of the Act] who are not natural persons, estates or trusts.